                                                                  Exhibit 10.7

                BITSTREAM INC. & TUMBLEWEED SOFTWARE CORPORATION

                         JOINT DEVELOPERS' AGREEMENT FOR

                       SALES, LICENSING, AND MARKETING OF

                TUMBLEWEED'S PUBLISHING ESSENTIALS AND COMPONENTS



This Agreement is entered into and made effective as of the 10th day of June 1996 by and between BITSTREAM INC., of 215 First Street, Cambridge, MA 02142 ("Bitstream") and TUMBLEWEED SOFTWARE CORPORATION ("Tumbleweed ") of 2000 Broadway, Suite 352, Redwood City, CA 94063.

WHEREAS, Bitstream has licensing rights from Novell, Inc. to market and distribute the shrink-wrap version of Envoy Portable Document software and/or components to OEMs;

WHEREAS, Tumbleweed has licensing rights from Novell, Inc. to market and distribute the shrink-wrap version of Envoy Portable Document software;

WHEREAS, Tumbleweed is the owner of certain product derivatives from/for Envoy including but not limited to Publishing Essentials; and will market and distribute them to End-Users and Publishers;

WHEREAS, Bitstream intends to license from Tumbleweed to market and distribute shrink-wrap versions of Publishing Essentials to Resellers and End Users in select areas;

WHEREAS, Bitstream intends to license from Tumbleweed to market and distribute components of Publishing Essentials to OEMs in accordance with the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and promises herein contained, the parties agree as follows.

1.    DEFINITIONS

      1.01  As used in this Agreement:

         (a) "Product Components" refers individually or collectively to those products made available to Bitstream by Tumbleweed for sublicensing hereunder and designated in EXHIBIT A-1, including, but not limited to, components of Tumbleweed Publishing Essentials, Related Materials, and all Updates and Upgrades exclusive of any new product created by either party. If so designated, the Product Components may include the software products listed below, all of which have been developed and are owned by Tumbleweed (except as otherwise specified), and shall be provided in object code form.

               i. "Tumbleweed Publishing Essentials", an integrated collection of publishing tools;

               ii. "Tumbleweed Publisher" generates collections of Envoy documents;

               iii. "Link Builder" suggests and generates hypertext link sources and destinations;

               iv. "Outline Builder" provides a mechanism to build a cross-document hierarchical outline view;

               v. "Rich Text Index Builder" builds full-text indexes that incorporate both document content and formatting;

               vi. "Envoy Distributable Viewer" provides navigational tools to move around in a document;

               vii. "Tumbleweed Viewer Extensions, Workgroup 10 Pack" are
                    plug-in modules for the distributable viewer.

         (b) "Proprietary Rights" means all patents, copyrights, trade secrets and all other rights in Products and Derivative Works thereof owned by or licensed to either party whether or not such rights are protected under patent or copyright laws;

         (c) "Derivative Works" means those revisions, improvements, alterations, adaptations, modifications, translations, abridgments, expansions, or other form to the Product(s);

         (d) "Product(s)" means the software product or products whose sale and marketing is contemplated by this Agreement, and which may combine some or all of the products or components described in EXHIBIT A-1, and in section (a) above;

         (e) "End User" is any person or entity who receives a right to use the Product-- for its own use and not for resale or further sublicensing--through a license granted by either party or an OEM;

         (f) "OEM", or "Original Equipment Manufacturer", means any legal entity or person that receives from Bitstream the right to use the Product and sublicense the Product to End Users in conjunction with its own products;

         (g) "Related Materials" means information in written or other documentary form supplied by either party to the other that relates, in whole or in part, to the installation, design, use, operation, testing, debugging, support, maintenance or marketing of Product;

         (h) "Updates" are new revisions of the Products that improve functionality and bear higher "Version" decimals.

         (i) "Upgrades" are new releases of the Products that generally expand the capability of the upgraded product, and bear higher "Version" integers.

         (j) "Custom Quotation" is the process whereby the OEM requires modification to the core technology or source code. The OEM will define the requirements with specific details and request a quotation for the work to be completed. No obligation is undertaken until a purchase order and deposit are secured and accepted by Bitstream as defined in Section 8 of this Agreement.


2.    LICENSE GRANTS

      2.1 Tumbleweed hereby grants to Bitstream a non-transferable, non-exclusive license, under Proprietary Rights, subject to the restrictions set forth in this Agreement:

            (i) to use, modify and copy the Product(s) listed in EXHIBIT A for internal purposes only in connection with the Product(s) contemplated herein; and

            (ii) to reproduce, market, sublicense and distribute the Product(s) for use in or with OEMs' systems, computers, software, operating systems, computer hardware including but not limited to printers, controller boards, ASIC's and ROM based integrated circuit cartridges; and to authorize OEMs to do the same, subject to all of the terms and conditions of this Agreement.

      2.2 Tumbleweed hereby grants Bitstream a non-transferable, non-exclusive license, under Proprietary Rights, subject to the restrictions set forth in this Agreement, to use and copy the Product in EXHIBIT A-1 and in Section 1(a)(i) above, Publishing Essentials, and to reproduce, market and distribute the Product(s) via Resellers and direct to Corporate Accounts, and End Users.

3.    OWNERSHIP

      3.1 Tumbleweed shall continue to own the Products listed in Exhibit A-1 attached hereto, and all Proprietary Rights, Related Materials, Updates, Upgrades, Custom Works and Derivative Works thereof. No right, title or interest in or to such Products is conveyed to Bitstream hereunder.

4.    PAYMENTS; REPORTS; RECORDS

      4.1 Bitstream shall collect and retain any access fees and royalties due on account of its sublicensing and distribution of the Product(s) as set forth in EXHIBITS B-1 and B-2, any Maintenance Fees as set forth in EXHIBIT B-3, and any custom work as stated at Section 8.1. Royalties shall be due and payable as set forth in EXHIBITS B-1 and B-2 on all such amounts as they are actually collected.

      4.2 Bitstream shall furnish written reports to Tumbleweed on a quarterly basis, indicating the number of copies of the Product(s) for which payment has been received during that quarter and the royalty, as applicable, due to Tumbleweed for each hereunder. Payment of the amount of royalty shown to be due by each report, in U.S. Dollars, shall accompany the report within ten (10) working days of the last business day of that quarter.

      4.3 Bitstream shall maintain invoices and other records necessary to substantiate the amount of royalty payments shown to be due by each report submitted under this Agreement for a period of three (3) years after the date of each report. Tumbleweed may, at its own expense, retain an independent certified public accountant to audit the other party's records no more frequently than once a year, provided that such audits are conducted with reasonable notice, during normal working hours of the party being audited, and in such a way as not to interfere unduly with the operation of its business. Tumbleweed agrees to keep all information obtained in the course of any such audit confidential, and to cause its independent certified public accountant to do likewise; and that such information shall not be used for any purpose except to verify the amount of royalty payable hereunder.

      4.4   Royalties Payable
            -----------------

            In consideration of the work set forth in the License Agreement referenced above, Bitstream shall pay to Tumbleweed a royalty for licensing the Product(s) listed on EXHIBIT A-1 in the manner described in Section 4 above.

5.    JOINT SALES, PROMOTION, AND MARKETING.

            As further consideration for the license granted herein and for the work to be performed by both parties herein, the parties agree to perform the following sales, promotional, and marketing activities on behalf of the Product(s):

      5.1 Both parties shall coordinate a joint strategy for all customers by either party for the Product(s). This is intended to encourage a consistent and cooperative sales, marketing and support effort between Bitstream and Tumbleweed to the OEM and End-User.

      5.2 Tumbleweed and Bitstream shall each use reasonable efforts to advertise and promote the Product(s) at their own expense, using trademarks and copyright notices as described in EXHIBIT C-1.

      5.3 Tumbleweed and Bitstream shall work together to release significant company information, timely press releases and public position statements, including but not limited to the execution of this Agreement.


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

 6.    TRADEMARK AND COPYRIGHT.

            Each Party hereby grants to the other Party the non-transferable, non-exclusive, worldwide right, license and privilege to use the trade name(s) and trademarks of the other in association with promotion and sale of the Product(s), as represented in EXHIBIT C-1.

7.    CONFIDENTIALITY

      7.1. For purposes of this Agreement, the term "Information" shall mean any and all information, data, know-how and documentation including but not limited to the Novell, Inc. and Tumbleweed Products and information related to digital typeface technology, software products, algorithms, business, marketing and distribution plans, the terms and conditions of this Agreement, financial statements and financial projections, and each party's information regarding customer information, marketing plans and product development, which either party learns or receives from the other, excluding any information that the receiving party can document is generally known in the computer industry, or becomes known to the receiving party other than through a breach by anyone under an obligation of confidence, or is provided to the receiving party by a third party under no obligation to keep such information confidential, or is independently developed or discovered by the receiving party without reference to Information of the disclosing party.

      7.2 Bitstream hereby agrees to hold the licensed Products and Information in strict confidence with at least as great a degree of care as that used to maintain the confidentiality of its own most confidential information, except as transfers of such Products and Information are expressly authorized herein.

      7.3. Each party agrees that it shall maintain Information and each others Products for use only by its employees, or individuals who are on its premises and under its direction and control, for purposes specifically related to its permitted use of Products or Information. Each party shall advise the other immediately in the event that it learns or has reason to believe that any person who has access to Products or Information, or any portion thereof, has violated or intends to violate the terms of this Agreement; and each party will, at its expense, cooperate with the other party in seeking injunctive or other equitable relief in its own name or that of the other party against that person.

8.    CUSTOM WORK, MAINTENANCE

      8.1. Bitstream and Tumbleweed both agree to promote and submit business proposals for the purpose of contracting with the OEM customer for custom work [*]. Charges for custom work may consist of a combination of [*] . [*] charges are payable as follows: [*].

      8.2. Maintenance. Tumbleweed agrees to provide Bitstream with all Updates and Upgrades of the Licensed Products as they become available to be marketed as stated in EXHIBIT B-3 hereto and the Maintenance Agreement SCHEDULE 3-B attached thereto., exclusive of any Updates and Upgrades of the Tumbleweed Plug-ins.

      8.3. Bitstream shall provide reasonable technical support, at its own expense, to its OEMs, End Users and Resellers using the Product(s). Specific support services, processes and definitions are outlined in Exhibit D which shall be defined and mutually agreed upon by July 1, 1996.

      ------------
      * Certain confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Request for Confidential Treatment.

9.    TERM AND TERMINATION

      9.1. This Agreement shall remain in effect from the date of execution, as first set forth above, and run for a period of three years or until June 10, 1999, unless first terminated in accordance with either
            Section 9.2 or 9.3, or by either party upon thirty (30) days' written notice. The term may extend an additional twelve (12) months thereafter in the event that both parties voluntarily agree IN WRITING to do so. The parties also may choose to enter into a new agreement that supersedes this one.

      9.2. If either party fails to comply with a material term or condition of this Agreement, the complying party shall give the defaulting party written notice of such failure. The defaulting party shall have thirty (30) days after the receipt of notice to cure any indicated failure. If the failure is not cured within that time, this Agreement may be terminated, without further delay, by the complying party sending written notice to the defaulting party. The parties do not intend that the Agreement may be terminated for minimal or technical breaches.

      9.3. Either party may terminate immediately the license granted in this Agreement by sending written notice to the other if (a) a receiver is appointed to take possession of all or substantially all of the assets of the other party; (b) the other party makes a general assignment for the benefit of creditors; (c) the other party takes or suffers any action under any insolvency or bankruptcy act; (d) the other party sells all or substantially all of its assets, liquidates or dissolves; or (e) the other party breaches any provision regarding confidentiality or attempts to convey any interest in any Product(s) or other property licensed or supplied hereunder, other than as permitted under the terms of this Agreement.

      9.4. Upon termination of this Agreement by either party under Section 9.2 or 9.3, Bitstream shall, at its option, either return or destroy all Products, Derivative Works and all copies thereof, in part or in whole, and in all forms of media. Bitstream shall promptly submit an affidavit signed by an officer of the respective company that attests to the destruction of the materials.

      9.5. Sections 1, 3, 7, 9, 10, 11 and 12 shall survive termination of this Agreement.

      9.6. Upon Termination any outstanding royalties associated with this agreement will be paid in accordance with section 4 of this agreement.

10.    WARRANTIES AND OTHER REPRESENTATIONS

      10.1. Tumbleweed warrants that its Products, as originally delivered and unaltered, will materially perform in accordance with its published specifications.

      10.2. Tumbleweed's exclusive remedy for breach of the warranty in Section
            12.1 below shall be to report such breach in writing within thirty
            (30) days after delivery, and return the Products. Upon receipt of such report, either party shall do one of the following at its sole option: (a) use reasonable efforts to correct such errors and provide the other with corrected Products; or (b) replace the Products with other materials that are similar in function. Tumbleweed does not warrant the results of its correction services.

      10.3. Each party warrants that it has the right to enter into this Agreement, and that Tumbleweed owns and has the right to license the products developed hereunder in EXHIBIT A-1.

11.    INFRINGEMENT

            Tumbleweed (the "defending party") will defend Bitstream (the "nondefending party") against any action at its own expense and pay the costs and damages awarded against the nondefending party or its customer as a result of any action (and all prior related claims) alleging that such nondefending party's or its customer's use or sublicensing of the Products licensed hereunder (the Tumbleweed Products) infringes a patent, copyright, trademark, or other intellectual property right, provided that the defending party is notified promptly of such action, and that it shall enjoy sole control of its defense, and of all negotiations for its settlement or compromise. The nondefending party shall, at any time, enjoy the right to participate in the defense of such action at its own expense. If a final injunction is obtained in such action against the nondefending party's or its customers' use of the Product(s) or, if in the reasonable opinion of the nondefending party, the Product(s) is likely to become the subject of a claim of infringement, the defending party will at its option and expense either (i) procure for the nondefending party or its customer the right to continue to use the product; or (ii) replace or modify the product so that it becomes non-infringing; or if neither (i) of (ii) above proves practical, terminate this Agreement without liability to the defending party, except that these indemnification obligations shall survive.


12.    DISCLAIMER AND LIMITATION OF LIABILITY

      12.1 Except as expressly stated in Section 10 above, EACH PARTY DISCLAIMS ALL OTHER WARRANTIES EXPRESS AND IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. No representation or other affirmation of fact, including but not limited to statements regarding capacity, quality, suitability for use or performance, whether made by a party's employees or otherwise, shall be deemed a warranty by that party for any purpose or give rise to any liability of that party whatsoever unless contained in this Agreement.

      12.2 IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, DATA OR PROFITS, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OR PERFORMANCE OF THE PRODUCT(S) OR THE BITSTREAM PRODUCTS, WHETHER IN AN ACTION OF CONTRACT OR TORT INCLUDING BUT NOT LIMITED TO NEGLIGENCE.

13.    GENERAL

      13.1. Amendment. This Agreement may be modified, changed or amended only in a writing signed by both parties. No employee of either party other than an authorized officer of that party shall have any actual or apparent authority to modify the terms of this Agreement.

      13.2. No Waiver. No delay or failure of any party to exercise any right provided herein shall in any way affect its right to enforce that right or any other right under this Agreement at a later time. No waiver shall be effective unless in writing signed by the waiving party.

      13.3. Severability. If any provision of this Agreement is declared invalid by any lawful tribunal, then it shall be adjusted to conform to legal requirements of that tribunal and that modification shall automatically become a part of the Agreement. Or, if no adjustment can be made, the provision shall be deleted as though never included in the Agreement and its remaining provisions shall remain in full force and effect.

      13.4. No Partnership or Agency. Bitstream and Tumbleweed are independent contractors, and neither party shall be, nor represent itself to be, the joint venturer, franchiser, franchisee, partner, broker, employee, or servant of the other party for any purpose. Neither party shall be responsible for the acts or omissions of the other, and neither party shall bear authority to make any representation or incur any obligation on behalf of the other party unless expressly authorized herein.

      13.5. No Assignment. Neither this Agreement nor individual transactions nor rights under it shall be assigned nor shall any obligation be delegated by either party without the prior written consent of the other. Any such attempted assignment or delegation without such prior written approval shall be void. In the event of a sale of all or substantially all of either party's assets, such approval shall not be unreasonably withheld by the other party.

      13.6. Force Majeure. Neither party will be liable for any failure or delay in performance due, in whole or in part, to any cause beyond its reasonable control.

      13.7. Notices. Any notice under this Agreement shall be effective upon initial receipt by the addressee regardless of whether notice is rejected if in writing, signed by an authorized representative of the noticing party, and sent by registered or certified mail, return receipt requested, postage prepaid to the recipient's address as stated at the beginning of this Agreement or as updated by either party from time to time. Each notice shall be effective upon initial receipt by the addressee regardless of whether notice is rejected.

      13.8. Limitation of Actions. No action, regardless of form, may be brought by either party more than twelve (12) months after the cause of action has arisen, except that an action for non-payment may be brought within twelve (12) months of the last payment, and either party may bring an action relating to its intellectual property rights at any time.

      13.9 Governing Law. This Agreement, all Exhibits and amendments hereto and all purchase orders issued hereunder, shall be governed in all respects by the laws of the Commonwealth of Massachusetts, United States, excluding its conflict of laws rules.

     13.10. Entire Agreement. This Agreement and its Exhibits constitute the complete and exclusive statement of the agreement between the parties and supersede all prior oral and written agreements, communications, representations, statements, negotiations and undertakings relating to the subject matter herein.



IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.



BITSTREAM INC.                         TUMBLEWEED SOFTWARE CORPORATION

By: /s/ C. Ray Boelig                  By: /s/ Jeff Smith
   ------------------------------          ----------------------------------
Print Name: C. Ray Boelig              Print Name:  Jeff Smith

Title: President & CEO                 Title:  President

Date:  June 10, 1996                   Date:  June 11, 1996
     ----------------------------           ---------------------------------




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

                                   EXHIBIT A-1

                BITSTREAM INC. & TUMBLEWEED SOFTWARE CORPORATION
                         JOINT DEVELOPERS AGREEMENT FOR
                       SALES, LICENSING, AND MARKETING OF
                TUMBLEWEED'S PUBLISHING ESSENTIALS AND COMPONENTS

                               DATED JUNE 10, 1996


This EXHIBIT A-1 is effective as of the 10th day of June 1996 and is part of and shall be governed by the License Agreement made effective on June 10, 1996 by and between BITSTREAM INC. ("Bitstream") and TUMBLEWEED SOFTWARE CORPORATION ("Tumbleweed"). The products listed below are owned and developed by Tumbleweed and licensed by Tumbleweed to Bitstream under the terms and conditions of the License Agreement referenced above. Additional products may or will be released periodically by Tumbleweed and such products will be made available to Bitstream at the sole discretion of Tumbleweed.

i. "Publishing Essentials" is an integrated collection of publishing tools incorporating Novell's Envoy and items (ii) through (vii) below;

ii. "Tumbleweed Publisher" generates collections of Envoy documents with a single click. It provides batch conversion of PostScript, Encapsulated PostScript, Acrobat PDF, and any other file format associated with a printing application and enables publishers to embed any Type 1 PostScript or TrueType font with minimal impact on file size;

iii. "Link Builder" suggests and generates hypertext link sources and destinations to help automate the process of setting up links within and between documents;

iv. "Outline Builder" cross-documents a hierarchical outline view, employing user defined templates to automatically construct an outline view from multiple documents;

v. "Rich Text Index Builder" builds full text indexes that incorporate both the text content and formatting of Envoy documents. RTR indexes are fast, small and optimized to take advantage of the unique properties of portable documents;

vi. "Envoy Distributable Viewer" is any enhanced Envoy viewer that supports advanced font embedding and navigation features provided by the Tumbleweed Publishing Essentials;

vii. "Tumbleweed Viewer Extensions, Workgroup 10-Pack" are end user viewing components that add functionality to Novell's Envoy Viewer. Enhanced viewer features include the Rich Text Retrieval client search engine, cross-document hypertext capabilities, and a presentation mode for slide shows. The package includes a ten-user license for the Tumbleweed Viewer Extensions, so that a workgroup can navigate Envoy document collections.

viii. "Tumbleweed Plug-ins" provide direct compatibility for viewing Envoy documents within Internet web browser products that support Netscape's plug-in interfaces.

ix. Tumbleweed Extensions include "Pages, Presentation, Outline Viewer, RTR Search, Web Linking, Hyper-Command Linking, Cross Document Hypertext".

x. Tumbleweed Freely Distributable Extensions include "Document Information, Cross Document Hypertext (Run Time Only), Hyper Command Linking (Run Time
      Only), Web Linking (Run Time Only)."




BITSTREAM INC.                            TUMBLEWEED SOFTWARE CORPORATION

By: /s/ C. Ray Boelig                     By: /s/ Jeff Smith
   ----------------------------------         --------------------------------

Print Name: C. Ray Boelig                 Print Name: Jeff Smith

Title: President & CEO                    Title: President

                                   EXHIBIT B-1
                Bitstream Inc. & Tumbleweed Software Corporation
        Joint Developers' Agreement for Sales, Licensing and Marketing of
                Tumbleweed's Publishing Essentials and Components


                           PAYMENT--COMPONENT SOFTWARE



This EXHIBIT B-1 is effective as of the 10th of June 1996 and is part of and shall be governed by the License Agreement made effective on June 10th, 1996 by and between TUMBLEWEED SOFTWARE CORPORATION ("Tumbleweed") and BITSTREAM INC. ("Bitstream").

1. ACCESS FEES FOR COMPONENT SOFTWARE TO OEMS

The access fee due according to Section 4 of the Agreement by OEMs for
Component Software, which shall be due and payable to Bitstream within thirty
(30) days of delivery of the Component Software, is as follows: (See $Unit
Price in 3. Below)
         PostScript Converter                     [*]
         PDF Converter                            [*]
         Rich Text Retrieval Indexing Engine      [*]
         Rich Test Retrieval Search Engine        [*]


1.A. Upon consummation of this agreement Bitstream agrees to pay Tumbleweed
[*] which will be credited against future royalties due to Tumbleweed at a rate of [*]. Should this agreement be terminated by Tumbleweed, the balance of the unused credit will be returned to Bitstream within 60 days of said termination. No repayment shall be due as a result of a termination by Bitstream. Payment to Tumbleweed will be made in accordance with the following schedule: [*] upon contract signing, [*] upon completion of liquidity event scheduled to occur prior to July 31, 1996.

1.B. Bitstream agrees to pay to Tumbleweed a [*] royalty on revenues generated from OEM sales of the Envoy SDK. Bitstream and Tumbleweed will attempt to gain additional royalty relief from Novell. In addition, any royalty relief gained from Novell by Bitstream up to and including [*] will be paid to Tumbleweed, providing:

1) that Novell states in writing that no royalty is being provided to Tumbleweed;

2) if Tumbleweed receives royalty relief of [*] or more from Novell, then Bitstream's sole obligation will be a [*] royalty on revenue generated.

Any relief in excess of [*] will be retained by Bitstream.

2. SHIPPING CHARGES

Licensee shall be responsible for the payment of the freight charges. All purchase orders shall state F.O.B. Bitstream Inc.

3. ROYALTY RATES FOR COMPONENT SOFTWARE TO OEMS

The Tumbleweed OEM products may be licensed to Envoy API customers under the following minimum pricing guidelines. For OEM opportunities that fall outside of these guidelines, Tumbleweed will work with Bitstream to provide an RFQ on a deal-by-deal basis.

----------
* Certain confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Request for Confidential Treatment.


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

                              POSTSCRIPT CONVERTER
-------------------------------------------------------------------------
                           Tumbleweed Revenue      Minimum Payment To
                                  Share                Tumbleweed
-------------------------------------------------------------------------
Access Fee                         [*]                  [*]
-------------------------------------------------------------------------
Annual Product Volume:
-------------------------------------------------------------------------
        [*]                        [*]                  [*]
-------------------------------------------------------------------------
        [*]                        [*]                  [*]
-------------------------------------------------------------------------
        [*]                        [*]                  [*]
-------------------------------------------------------------------------
        [*]                        [*]                  [*]
-------------------------------------------------------------------------

                             PDF CONVERTER
-------------------------------------------------------------------------
                           Tumbleweed Royalty      Minimum Payment To
                                                       Tumbleweed
-------------------------------------------------------------------------
Access Fee                         [*]                  [*]
-------------------------------------------------------------------------
Annual Product Volume:
-------------------------------------------------------------------------
        [*]                        [*]                  [*]
-------------------------------------------------------------------------
        [*]                        [*]                  [*]
-------------------------------------------------------------------------
        [*]                        [*]                  [*]
-------------------------------------------------------------------------
        [*]                        [*]                  [*]
-------------------------------------------------------------------------

                  RICH TEXT RETRIEVAL INDEXING ENGINE
-------------------------------------------------------------------------
                           Tumbleweed Royalty      Minimum Payment To
                                                       Tumbleweed
-------------------------------------------------------------------------
Access Fee                         [*]                  [*]
-------------------------------------------------------------------------
Annual Product Volume:
-------------------------------------------------------------------------
        [*]                        [*]                  [*]
-------------------------------------------------------------------------
        [*]                        [*]                  [*]
-------------------------------------------------------------------------
        [*]                        [*]                  [*]
-------------------------------------------------------------------------
        [*]                        [*]                  [*]
-------------------------------------------------------------------------

                   RICH TEXT RETRIEVAL SEARCH ENGINE
-------------------------------------------------------------------------
                           Tumbleweed Royalty      MINIMUM PAYMENT TO
                                                       TUMBLEWEED
-------------------------------------------------------------------------
Access Fee                         [*]                  [*]
-------------------------------------------------------------------------
Annual Product Volume:
-------------------------------------------------------------------------
        [*]                        [*]                  [*]
-------------------------------------------------------------------------
        [*]                        [*]                  [*]
-------------------------------------------------------------------------
        [*]                        [*]                  [*]
-------------------------------------------------------------------------
        [*]                        [*]                  [*]
-------------------------------------------------------------------------

------------
* Certain confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Request for Confidential Treatment.

                    TUMBLEWEED PLUG-INS VERSION 1.0
-------------------------------------------------------------------------
                           Tumbleweed Royalty      Minimum Payment To
                                                       Tumbleweed
-------------------------------------------------------------------------
OEM                                [*]                      [*]
-------------------------------------------------------------------------
RETAIL VERSION                     [*]                      [*]
-------------------------------------------------------------------------
FUTURE VERSION                     [*]                      [*]
-------------------------------------------------------------------------


4.  PAYMENT OF ROYALTIES TO TUMBLEWEED SOFTWARE

Bitstream Inc. will pay to Tumbleweed Software a [*] royalty on the OEM components outlined in EXHIBIT A-1 and in Section 3 of this EXHIBIT B-1. Royalties will be reported and paid to Tumbleweed Software as specified in
Section 4 of the Agreement.



BITSTREAM INC.                          TUMBLEWEED SOFTWARE CORPORATION


By: /s/ C. Ray Boelig                   By: /s/ Jeff Smith
   -------------------------------          ------------------------------
Print Name: C. Ray Boelig               Print Name: Jeff Smith

Title: President & CEO                  Title: President

------------
* Certain confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Request for Confidential Treatment.

                                   EXHIBIT B-2
                Bitstream Inc. & Tumbleweed Software Corporation
        Joint Developers' Agreement for Sales, Licensing and Marketing of
                Tumbleweed's Publishing Essentials and Components


                                     PAYMENT



This EXHIBIT B-2 is effective as of the 10th of June 1996 and is part of and shall be governed by the License Agreement made effective on June 10, 1996 by and between TUMBLEWEED SOFTWARE CORPORATION ("Tumbleweed") and BITSTREAM INC. ("Bitstream").

1. PER COPY FEE/UNIT FEE

The per copy fee due according to Section 4 of the Agreement which shall be due and payable to Tumbleweed (less Bitstream's agreed upon percentage):

   o  Tumbleweed Publishing Essentials Software SRP:  [*]

   o  Tumbleweed Publisher Software SRP:  [*]


2. SHIPPING CHARGES

Licensee shall be responsible for the payment of the freight charges. All purchase orders shall state F.O.B. Bitstream Inc.

3. VOLUME DISCOUNT RATES FOR PUBLISHING ESSENTIALS AND TUMBLEWEED PUBLISHER

The Tumbleweed Products may be licensed on a world-wide basis to End Users, Corporate Accounts and Resellers.

a. TUMBLEWEED PUBLISHING ESSENTIALS: CORPORATE ACCOUNTS

-------------------------------------------------------------------------
                                                       Minimum Payment
     Quantity            SRP         Maximum Discount   To Tumbleweed
-------------------------------------------------------------------------
[*]                      [*]              [*]             [*]
-------------------------------------------------------------------------
[*]                      [*]              [*]             [*]
-------------------------------------------------------------------------
[*]                      [*]              [*]             [*]
-------------------------------------------------------------------------
[*]                      [*]              [*]             [*]
-------------------------------------------------------------------------


b. TUMBLEWEED PUBLISHER: CORPORATE ACCOUNTS

-------------------------------------------------------------------------
                                                       Minimum Payment
     Quantity             SRP        Maximum Discount   To Tumbleweed
-------------------------------------------------------------------------
[*]                      [*]              [*]             [*]
-------------------------------------------------------------------------
[*]                      [*]              [*]             [*]
-------------------------------------------------------------------------
[*]                      [*]              [*]             [*]
-------------------------------------------------------------------------
[*]                      [*]              [*]             [*]
-------------------------------------------------------------------------

------------
* Certain confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Request for Confidential Treatment.

C. TUMBLEWEED PUBLISHING ESSENTIALS AND PUBLISHER: RESELLERS

-------------------------------------------------------------------------
                   Minimum Transfer                    Minimum Payment
     Product       Price To Reseller        SRP         To Tumbleweed
-------------------------------------------------------------------------
Publishing              [*]               [*]              [*]
Essentials
-------------------------------------------------------------------------
Publisher               [*]               [*]              [*]
-------------------------------------------------------------------------



D. TUMBLEWEED PUBLISHING ESSENTIALS AND PUBLISHER: END-USERS

          -------------------------------------------------------
                                                  Payment To
               Product              SRP           Tumbleweed
          -------------------------------------------------------
          Publishing               [*]              [*]
          Essentials
          -------------------------------------------------------
          Publisher                [*]              [*]
          -------------------------------------------------------


Tumbleweed Viewer Extensions as defined in EXHIBIT A-1 will be made available to Bitstream for inclusion with the Envoy stand alone product at a rate of [*] of Bitstream's revenue The freely distributable Extensions will be made available to Bitstream for inclusion with the Envoy stand alone viewer at a fixed rate of [*] per unit shipped. Both the Tumbleweed Viewer Extensions and the freely distributable Extensions will be made available to OEM's via [*].


4.  PAYMENT OF ROYALTIES TO TUMBLEWEED SOFTWARE

Bitstream Inc. shall pay to Tumbleweed Software the Royalties for Products referenced in EXHIBIT A-1 in the amount specified within Section 3 of this EXHIBIT B-2. Royalties will be reported and paid to Tumbleweed Software as specified in Section 4 of the Agreement.


BITSTREAM INC.                          TUMBLEWEED SOFTWARE CORPORATION

By: /s/ C. Ray Boelig                   By: /s/ Jeff Smith
   -------------------------------          ------------------------------
Print Name: C. Ray Boelig               Print Name: Jeff Smith

Title: President & CEO                  Title: President


------------
* Certain confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Request for Confidential Treatment.

                                   EXHIBIT B-3
                Bitstream Inc. & Tumbleweed Software Corporation
        Joint Developers' Agreement for Sales, Licensing and Marketing of
                Tumbleweed's Publishing Essentials and Components

                         COMPONENT SOFTWARE MAINTENANCE



This EXHIBIT B-3 is effective as of the 10th of June 1996 and is part of and shall be governed by the License Agreement made effective on June 10, 1996 by and between TUMBLEWEED SOFTWARE CORPORATION ("Tumbleweed") and BITSTREAM INC. ("Bitstream").

1. LICENSED PRODUCT(S)

   o  PostScript Converter and/or PDF Converter
   o  Rich Text Retrieval Indexing and/or Search Engine

2. MAINTENANCE FEE

Bitstream shall provide Licensee with maintenance of the Licensed Product(s) under the terms and conditions stated on the attached SCHEDULE 3-B, in return
for an annual maintenance fee of     [*]   per Licensed Product(s).

3. ROYALTY RATES FOR MAINTENANCE OF COMPONENTS

     ---------------------------------------------------------------
             Product         Maintenance Fee   Royalty To Tumbleweed

     ---------------------------------------------------------------
     PostScript Converter        [*]                [*]
     ---------------------------------------------------------------
     PDF Converter               [*]                [*]
     ---------------------------------------------------------------
     Rich Text Retrieval         [*]                [*]
     Indexing
     ---------------------------------------------------------------
     Rich Text Retrieval         [*]                [*]
     Search Engine
     ---------------------------------------------------------------

4. PAYMENT OF MAINTENANCE ROYALTIES TO TUMBLEWEED SOFTWARE FOR COMPONENTS

Bitstream Inc. will pay to Tumbleweed Software the Maintenance Royalties on the products in EXHIBIT A-1 and within Section 3 of this EXHIBIT B-3. Royalties will be reported and paid to Tumbleweed Software as specified in
Section 4 of the Agreement.



BITSTREAM INC.                       TUMBLEWEED SOFTWARE CORPORATION


By: /s/ C. Ray Boelig                   By: /s/ Jeff Smith
   -------------------------------          ------------------------------

Print Name: C. Ray Boelig               Print Name: Jeff Smith

Title: President & CEO                  Title: President


----------
* Certain confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Request for Confidential Treatment.

                                  SCHEDULE 3-B
               Bitstream Inc. & Tumbleweed Software Corporation
      Joint Developers' Agreement for Sales, Licensing and Marketing of
              Tumbleweed's Publishing Essentials and Components

                               COMPONENT SOFTWARE
                  MAINTENANCE AGREEMENT--TERMS AND CONDITIONS





1. DEFINITIONS

1.1 "Updates" are new revisions of the Licensed Source Code that improve functionality and that Bitstream designates by decimal "Version" numbers.

1.2 "Upgrades" are new releases of the Licensed Source Code bearing higher Bitstream Version integers and that generally expand the capability of the upgraded product.

2. TERM

This Maintenance Agreement shall begin as of the effective date of this Agreement and continue for a term of one year. Licensee will be charged the appropriate amount as designated in EXHIBIT B-3, Section 2. Thereafter, the Agreement Term shall renew automatically for successive one year periods unless and until terminated pursuant to Section 3. hereof.

3. SERVICE FEES

3.1 Annual Service Fee. Licensee may elect to pay Bitstream to extend the term of this Agreement past the initial period in return for payment of an annual service fee, paid at the start of any applicable term, for each of the Licensed Products covered by this Agreement.

3.2 Fee Amount. The initial fee amount is stated in EXHIBIT B-3, to which this schedule is attached, and the full rate shall be payable each successive twelve
(12) month period thereafter. 3.3 Timing of Renewals. Payment of the annual renewal fees shall be billable by Bitstream thirty (30) days prior to the anniversary of the effective date each year.

4. MAINTENANCE SERVICES

4.1 Services Provided. Bitstream shall provide Licensee with the following services during the term, or any renewal term, of this Agreement for each of the Licensed Products covered under this Agreement:

4.1.1 Priority One telephone and fax diagnostics and assistance (Tel:
617-497-6222; Fax: 617/868-0784 within Massachusetts) during normal, weekday business hours, excluding all holidays observed by Bitstream, to correct programming errors in the Licensed Products or defects that prevent the Licensed Products from operating in accordance with the Documentation;

4.1.2 Delivery of new Updates upon their release;

4.1.3 Delivery of new Upgrades upon their release; and

4.1.4 One day on-site training at Bitstream for Licensed Source Code Product at Licensee's expense.

4.2 Promptness of Responses. Bitstream shall use commercially reasonable efforts to respond promptly to any reasonable service request by Licensee, but shall determine solely the timing of its Update or Upgrade deliveries.






  BITSTREAM INC.

By: /s/ C. Ray Boelig
   -------------------------------

Print Name: C. Ray Boelig

Title: President & CEO

                                   EXHIBIT C-1
                Bitstream Inc. & Tumbleweed Software Corporation
        Joint Developers' Agreement for Sales, Licensing and Marketing of
                Tumbleweed's Publishing Essentials and Components


                            TRADEMARK USE GUIDELINES


      Please include the appropriate[Trademark] or [Registered Trademark] symbol after the first use, along with the corresponding noun. Thereafter, the noun should appear frequently with the trademark. The following nouns are only suggestions; there may be other words that are equally appropriate. Do not use trademarks as nouns; trademarks are adjectives. Appropriate uses of trademarks identify products originating with Bitstream:






TRADE v. COMPANY NAME
o Bitstream Inc. [the company - no attribution]
o Bitstream's products [no attribution]
o Bitstream[Registered Trademark] product(s)

SOFTWARE
o Bitstream[Registered Trademark] FaceLift[Trademark]
o Bitstream[Registered Trademark] 4-in-1/TrueDoc[Registered Trademark] Printing system
o Bitstream[Registered Trademark]TrueDoc[Registered Trademark]
o TrueDoc[Registered Trademark] PFR
o Bitstream[Registered Trademark] Font Select[Trademark]
o Bitstream[Registered Trademark] Speedo[Trademark]

TYPEFACES
Bitstream[Registered Trademark] Amerigo[Trademark]
Bitstream[Registered Trademark] Arrus[Trademark]
Bitstream[Registered Trademark] Bremen[Trademark]
Bitstream[Registered Trademark] Carmina[Trademark]
Bitstream[Registered Trademark] Cataneo[Trademark]
Bitstream[Registered Trademark] Chianti[Trademark]
Bitstream[Registered Trademark] Cooper[Trademark]
Bitstream[Registered Trademark] Iowan[Trademark] Oldstyle
Bitstream[Registered Trademark] Mister Earl[Trademark]
Bitstream[Registered Trademark] Oranda[Trademark]
Bitstream[Registered Trademark] Oz Handicraft[Trademark]
Bitstream[Registered Trademark] Snowcap[Trademark]
Dutch[Trademark]
Hammersmith[Trademark]
Mermaid[Trademark]
Old Dreadful No. 7[Trademark]
Provence[Trademark]
Slate[Trademark]
Swiss[Trademark]
Zurich[Trademark]

Tumbleweed[Registered Trademark]
Tumbleweed Publishing Essentials[Trademark]
Tumbleweed Publisher[Trademark]
Tumbleweed Rich Text Retrieval[Trademark]


SAMPLE ATTRIBUTION PARAGRAPH FOR TRADEMARKS:

Bitstream Amerigo, Bitstream Carmina, Bitstream Charter and Fontware are registered trademarks and Speedo and Bitstream FaceLift are trademarks of Bitstream Inc. The trademark Fontware is licensed to Bitstream Inc. in West Germany, France and the United Kingdom by Electronic Printing Systems, Ltd.